                                                                    EXHIBIT 10.1




             AGREEMENT TO TRANSFER COLLATERAL AND RESTRUCTURE LOAN

         This AGREEMENT TO TRANSFER COLLATERAL AND RESTRUCTURE LOAN ("Agreement") is made effective as of the 27th day of February, 1998, by and among Hibernia National Bank, a national banking association ("Lender"), Search Funding II, Inc., a Texas corporation ("Original Borrower"), Search Financial Services Inc., a Delaware corporation ("Guarantor"), and each of the following corporations (collectively, the "Additional Borrowers"):

         Search Financial Services Holding Company, a Texas corporation;
         Search Financial Services of Florida, Inc., a Texas corporation; Search Financial Services of Georgia, Inc., a Texas corporation; Search Financial Services of Louisiana, Inc., a Louisiana corporation; Search Financial Services of Oklahoma, Inc., a Texas corporation; Search Financial Services of Puerto Rico, Inc., a Puerto Rico corporation;
         Search Financial Services of Tennessee, Inc., a Texas corporation; and Search Financial Services of Texas, Inc., a Texas corporation.

Lender, Original Borrower, Guarantor and Additional Borrowers are hereinafter sometimes referred to collectively as the "Parties" and individually as a "Party".

                                R E C I T A L S:

         A. Pursuant to that certain Loan Agreement dated September 11, 1996 between Lender and Original Borrower (the "Original Loan Agreement"), Lender established a $25,000,000 line of credit for Original Borrower secured by chattel paper and certain other assets owned by Original Borrower. Original Borrower's obligations under the Original Loan Agreement were guaranteed by Guarantor.

         B. Pursuant to the request of Original Borrower, Guarantor and the Additional Borrowers, the Original Loan Agreement was replaced by a Loan Agreement dated October 6, 1997 among Lender, Original Borrower and Additional Borrowers (the "Loan Agreement") which provided for a $25,000,000 line of credit in favor of Original Borrower and Additional Borrowers (collectively, the "Borrowers"). All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

         C. Borrowers' obligations under the Line of Credit are evidenced by that certain Promissory Note dated October 6, 1997 executed by Borrowers and payable to the order of Lender in the principal amount of $25,000,000 (the "Note"). Payment and performance of Borrowers' obligations under the Line of Credit have been unconditionally guaranteed by Guarantor pursuant to that certain Commercial Guaranty dated October 6, 1997 executed by Guarantor (the "Guaranty").

         D.      Borrowers' obligations under the Line of Credit are secured by
(i) the Non-Prime Auto Paper and other collateral in which Original Borrower granted Lender a perfected first priority security interest pursuant to that certain Commercial Security Agreement dated October 6, 1997 (the "Original Borrower's Security Agreement") and (ii) the Consumer Paper and other collateral in which Additional Borrowers granted Lender a perfected first priority security interest pursuant to those certain Commercial Security Agreements dated October 6, 1997 (collectively the "Additional Borrowers' Security Agreements"). The Loan Agreement, the Note, the Guaranty, the Original Borrower's Security Agreement, the Additional Borrowers' Security Agreements and the other documents executed by any of the Borrowers or Guarantor pertaining to, evidencing or securing the Line of Credit are herein collectively referred to as the "Loan Documents".

         E. The Line of Credit is in default as a result of Borrowers' failure to comply with covenants and agreements contained in the Loan Agreement. In order to avoid Lender's pursuit of remedies for collection of the Line of Credit and realization on the collateral securing the Line of Credit, Borrowers and Guarantor have requested that Lender accept, in full satisfaction of the obligations of Original Borrower under the Loan Documents, the transfer of substantially all of the Non-Prime Auto Paper and other collateral covered by the Original Borrower's Security Agreement (the "Transfer"), which Lender is willing to do, subject to the terms and conditions hereof, provided that Additional Borrowers and Guarantor reaffirm their continuing obligations under the Loan Documents after application of the credit granted by Lender resulting from the Transfer.

         F. Additional Borrowers and Guarantor have further requested Lender to waive the existing defaults under the Loan Documents and restructure the Line of Credit so that Additional Borrowers may continue to obtain advances thereunder. Lender is willing to grant such request pursuant to the terms and conditions hereinafter provided.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. The Line of Credit. The Parties agree, acknowledge and stipulate that:

                 (a) Borrowers have defaulted under the terms and conditions of the Loan Documents in certain respects;

                 (b) Lender has complied with all notice requirements and provisions, if any, with respect to the defaults under the Loan Documents, and all notice, grace and cure periods have either expired or have been waived by Borrowers and Guarantor;

                 (c) Lender is entitled to accelerate all of the Indebtedness, whether principal, accrued interest and/or other charges allowed under the Loan Documents and applicable law, and to exercise its other rights and remedies under the Loan Documents as a result of such defaults; and

                 (d) The outstanding principal balance of the Line of Credit as of the date hereof is $24,661,083.92, for which Borrowers and Guarantor are jointly and severally liable and on a solidary basis under the Loan Documents, and all of such Indebtedness is secured by the perfected first priority security interest granted to Lender in the collateral covered by Original Borrower's Security Agreement and Additional Borrowers' Security Agreements.

         2.      Transfer of Collateral.

                 (a) Contemporaneously with the execution and delivery of this Agreement, Original Borrower shall execute, acknowledge and deliver to Lender a Bill of Sale and Assignment in substantially the form attached hereto as Exhibit "A" (the "Bill of Sale"), pursuant to which Original Borrower sells, transfers, assigns, and conveys to Lender, subject to the representations, warranties, terms, conditions and covenants contained herein, the chattel paper covered by Original Borrower's Security Agreement and constituting the portfolio of Non-Prime Auto Paper which is listed on Exhibit "B" attached hereto (the "Auto Paper Portfolio"), and all instruments, documents, accounts, general intangibles and other collateral (including all proceeds thereof) relating thereto or arising thereunder (collectively, the "Purchased Collateral"), but expressly excluding
         (i) inventory, (ii) the charged off loans and other assets listed on Exhibit "C" attached hereto and (iii) all instruments, documents, accounts, general intangibles and other collateral (including all proceeds thereof) relating to or arising under such excluded assets (collectively, the "Excluded Collateral"). To the extent there is on deposit in the Dominion Account as of the close of business on the date hereof, any collections with respect to the Auto Paper Portfolio, such collections will be applied to the payment of accrued interest and expenses owing to Lender and any excess thereof shall be retained by Lender as part of the Purchased Collateral.

                 (b)      Subject to the conditions subsequent specified in
         Section 4 hereof, and without in any manner releasing Original Borrower from any liability arising out of or in connection with this Agreement and the Bill of Sale, Lender hereby conditionally releases and discharges Original Borrower from all liability under the Note, the Loan Agreement, Original Borrower's Security Agreement and any other Loan Documents executed by Original Borrower. Lender further releases the Excluded Collateral from any security interest in favor of Lender. So long as none of the conditions subsequent specified in
         Section 4 occurs, this Section 2(b) shall serve to release and discharge Original Borrower from all liability which Original Borrower may have in connection with the payment of any or all of the debt evidenced by the Note and performance of the obligations evidenced by the Loan Documents. If any of the conditions subsequent specified in
         Section 4 occurs, the release provisions of this Section 2(b) shall, at Lender's sole option, be void and of no further force and effect.

                 (c)      Subject to the conditions subsequent specified in
         Section 4 hereof, Lender hereby conditionally releases and discharges Additional Borrowers and Guarantor from a portion of their respective liability under the Note and the Guaranty in an amount equal to $15,882,333.40 reflecting the total outstanding principal advances with respect to the Auto Paper Portfolio, as a result of which partial release the remaining principal balance of the Line of Credit as of the date hereof is $8,778,750.52 for which Additional Borrowers and Guarantor remain jointly and severally liable and on a solidary basis.

                 (d) Borrowers and Guarantor acknowledge, agree and stipulate that the Transfer is an absolute sale of the Purchased Collateral to Lender and is not intended as a deed of trust, mortgage, conditional title retention arrangement, trust conveyance or any other security agreement of any nature whatsoever nor as a foreclosure under any provision of the Uniform Commercial Code, and that none of Borrowers nor Guarantor has any further interest or claim, including specifically, but without implied limitation, any right or equity of redemption, in and to the Purchased Collateral of any kind whatsoever. Borrowers and Guarantor further acknowledge, agree and stipulate that Lender is a good faith purchaser of the Purchased Collateral and that this Agreement and the consummation of the Transfer are in the best interests of all Borrowers and Guarantor in their present financial situation. The business reasons for Original Borrower's sale of the Purchased Collateral include, but are not limited to, the following reasons: (i) the Purchased Collateral has been declining in value on a going concern basis and eroding with the passage of time; (ii) Original Borrower believes that liquidation of the Purchased Collateral in a forced sale proceeding would result in a lower value;
         (iii) Original Borrower has engaged in reasonable efforts to sell the Purchased Collateral, and Lender's offer to purchase the Purchased Collateral as reflected in this Agreement exceeds the best offer (both as to price and terms) which Original Borrower has received from any third party; and (iv) the consideration under this Agreement to be given to Original Borrower for the Purchased Collateral is fair to and in the best interest of Original Borrower under the circumstances.

                 (e) Contemporaneously with the execution and delivery of this Agreement, Original Borrower shall deliver to Lender satisfactory evidence that all necessary action on the part of Original Borrower, including without limitation approval of the sole shareholder of Original Borrower, has been taken with respect to the execution and delivery of this Agreement, the Bill of Sale and all other documents and instruments executed by Original Borrower in connection herewith and the consummation of the transactions contemplated hereby, so that all of such documents are validly executed and delivered by Original Borrower and will be binding upon and enforceable against Original Borrower.

         3.      Restructure of Loan.

                 (a) Contemporaneously with the execution and delivery of this Agreement, Additional Borrowers and Guarantor shall execute and deliver to Lender a First Amendment to Loan Agreement and Related Documents in substantially the form attached hereto as Exhibit "D" (the "First Amendment").

                 (b) In order to evidence the renewal, modification and restructuring, but not extinguishment, of the indebtedness evidenced by the Note, Additional Borrowers will execute and deliver to Lender an amended and restated promissory note in substantially the form attached hereto as Exhibit "E" (the "Amended Note"). Lender will retain the original of the Note but cause it to be marked "Replaced by Amended and Restated Promissory Note dated February 27, 1998."

                 (c) Additional Borrowers and Guarantor agree, acknowledge and stipulate that (i) the Parties have negotiated in good faith and have agreed in good faith to the terms and conditions of the First Amendment; (ii) the additional credit provided under the First Amendment is necessary to prevent immediate and irreparable harm to Additional Borrowers' business and to facilitate the reorganization of Additional Borrowers' and Guarantor's businesses; (iii) without the additional availability to obtain Loans as provided in the First Amendment, Additional Borrowers will be unable to retain or pay employees, to maintain their assets, to provide financial information to attempt to reorganize their affairs, or to perform tasks which Additional Borrowers believe are necessary to maximize the value of their remaining assets; and (iv) as a result of the partial release granted by Lender pursuant to Section 2(c) above, Additional Borrowers and Guarantor are jointly and severally liable and on a solidary basis to Lender in the current principal amount of $8,778,750.52 plus all accrued interest and any other charges allowed under the Loan Documents and applicable law, and Additional Borrowers and Guarantor have no claims or offsets against, or defenses or counterclaims to, the full and complete payment of any and all such Indebtedness.

                 (d) Contemporaneously with the execution and delivery of this Agreement, Additional Borrowers and Guarantor shall deliver to Lender satisfactory evidence that all necessary action on the part of such Parties has been taken with respect to the execution and delivery of this Agreement, the First Amendment and such other documents executed in connection herewith and the consummation of the transactions contemplated hereby so that all of such documents are validly executed and delivered and will be binding upon and enforceable against such Parties.

         4. Conditions Subsequent. Anything herein to the contrary notwithstanding, in the event that any statement, warranty or representation made by any of the Borrowers or Guarantor herein (other than with respect to title to the Purchased Collateral and the absence of liens) is false, misleading or erroneous in any material respect or, with respect to title to the Purchased Collateral and the absence of liens is false, misleading or erroneous in any respect, in the event any of the Borrowers or Guarantor prevents, impedes, delays, stays, restrains, enjoins or sets aside, or seeks to prevent, impede, delay, stay, restrain, enjoin or set aside, the Transfer or the subsequent sale of the Purchased Collateral (provided that such subsequent sale is challenged based on the validity of the Transfer), or any part thereof, to any person or entity, without regard to whether any such attempt may be successful, or in the event any person or entity, other than any of the Borrowers or Guarantor, is successful in preventing, impeding, delaying, staying, restraining, enjoining or setting aside the Transfer or the subsequent sale of the Purchased Collateral (provided that such subsequent sale is challenged based on the validity of the Transfer), or any part thereof, to any person or entity for a period of more than thirty (30) days (which period of thirty (30) days shall not apply to the setting aside of the Transfer or any subsequent sale), Lender may, at its sole option, declare its agreements in
Section 2(b) and 2(c) of this Agreement to be null and void, ab initio, and of no force or effect. In addition, in any such event, and subject to the liability thereafter of Borrowers and Guarantor:

                 (a) The liens, rights, titles and interests evidenced by Original Borrower's Security Agreement and the other Loan Documents executed by the Original Borrower will be automatically revived and reinstated with respect to the Purchased Collateral, or any part thereof affected, if the same shall have been previously released, in whole or in part, by Lender;

                 (b)      The Line of Credit shall be deemed in default;

                 (c) Lender shall have the right, at its option, to foreclose the lien and security interest, and enforce the rights, titles and interest of the Lender under, the Loan Documents, including Original Borrower's Security Agreement, and the right to take such other action permitted hereby or at law or in equity; and

                 (d) All costs of Lender incurred in connection with this Agreement and any other costs of such foreclosure, enforcement or other action shall be deemed a part of the indebtedness of the Line of Credit and the full indebtedness of the Line of Credit shall be payable by Original Borrower as well as by Additional Borrowers and Guarantor; provided, however, that in calculating the amount of the full indebtedness then owing to Lender, Lender shall give credit for any cash proceeds it has received from its disposition or collection of the Purchased Collateral less any amount Lender has been required to disgorge or otherwise refund on account of such cash proceeds; and PROVIDED FURTHER, THAT THE LIMITATION PERIOD FOR ANY SUCH FORECLOSURE, ENFORCEMENT OR OTHER ACTION FOR PURPOSES OF THE STATUTE OF LIMITATIONS SHALL NOT COMMENCE TO RUN UNTIL THE DATE UPON WHICH THE LENDER DECLARES IN WRITING ITS AGREEMENTS IN SECTION 2(b) AND 2(c) OF THIS AGREEMENT TO BE NULL AND VOID AND OF NO FORCE AND EFFECT.

         5. Representations and Warranties of Borrowers and Guarantor. Borrowers and Guarantor jointly and severally represent and warrant to Lender as follows:

                 (a) Each of the Borrowers and Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement and all instruments and other documents executed and delivered in connection herewith (collectively, the "Transfer Documents"). The execution and delivery by Borrowers and Guarantor of this Agreement and the other Transfer Documents, and consummation by such Parties of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of such Parties. This Agreement and the other Transfer Documents to which any of the Borrowers or Guarantor is a party constitute the legal, valid and binding obligations of such Parties, enforceable against them in accordance with their respective terms.

                 (b) The execution and delivery by Borrowers and Guarantor of this Agreement and the other Transfer Documents, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach of or default under any of the terms, conditions or provisions of the articles of incorporation or bylaws of such Parties or any agreement or other instrument to which any of such Parties is a party or by which any of such Parties or the Purchased Collateral may be bound.

                 (c) The execution and delivery by Borrowers and the Guarantor of this Agreement and the other Transfer Documents, compliance by such Parties with the terms hereof and thereof, and the consummation by such Parties of the transactions contemplated hereby and thereby, do not require any of such Parties to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or other entity or any governmental or judicial authority.

                 (d) None of the transactions contemplated by this Agreement are restrained or prohibited by any injunction, stay, order or judgment rendered by any court or other governmental agency, no proceeding has been instituted or is pending in which any creditor of any of the Borrowers, Guarantor or any other person or entity seeks to restrain such transactions, or any part thereof, or otherwise to attach, sequester or enforce any other remedies against the Purchased Collateral or any part thereof, nor is there any person or entity, other than Lender, that has the right to seek any such attachment, sequestration or other remedies.

                 (e) None of the Borrowers nor Guarantor have commenced a voluntary proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law nor has any involuntary proceeding been commenced against any of the Borrowers or Guarantor seeking relief under the federal bankruptcy code.

                 (f) All of the Purchased Collateral, including without limitation the Auto Paper Portfolio, is owned by Original Borrower free and clear of any lien, security interest, charge or other encumbrance, except for Lender's perfected security interest. All of the Purchased Collateral that comprises Eligible Non-Prime Auto Paper is enforceable in accordance with its terms, is genuine, and complies with applicable federal, state and local laws, ordinances, rules and regulations concerning form, content and manner of preparation and execution and, to the best of Original Borrower's knowledge, all persons appearing to be obligated on the Eligible Non-Prime Auto Paper have authority and capacity to contract and are in fact obligated as they appear to be on the Eligible Non-Prime Auto Paper, free of any offset, compensation, deduction or counterclaim. To the extent the Purchased Collateral consists of accounts, chattel paper, instruments or general intangibles that are not Eligible Non-Prime Auto Paper, such ineligible collateral is enforceable in accordance with its terms, is genuine, and complies in all material respects with applicable federal, state and local laws, ordinances, rules and regulations concerning form, content and manner of preparation and execution and, to the best of Original Borrower's knowledge, all persons appearing to be obligated on such collateral have authority and capacity to contract and are in fact obligated as they appear to be on such collateral, free of any offset, compensation, deduction or counterclaim. Except as disclosed on Exhibit "F" attached hereto, all original instruments representing the Auto Paper Portfolio and all certificates of title relating thereto have been delivered to Lender. None of the security for the Auto Paper Portfolio has been foreclosed upon or repossessed. None of the chattel paper listed on Exhibit "B" is subject to a known claim or legal action asserted or filed by any obligor thereunder.

                 (g) Neither Original Borrower nor Search Financial Services Acceptance Corp. has any forced placed insurance or vendor single insurance coverage in effect with respect to the motor vehicles securing the Purchased Collateral.

All representations and warranties contained in this Section 5 or elsewhere in this Agreement shall survive the execution and delivery of this Agreement and the other Transfer Documents and shall inure to the benefit of Lender and its successors and assigns.

         6. Representations and Warranties of Lender. Lender represents and warrants to Borrowers and Guarantor that Lender is the present legal and equitable owner and holder of the Loan Documents and is authorized to execute and deliver this Agreement and the other Transfer Documents to which it is a party and to perform its obligations thereunder.

         7.      Covenants of Borrowers and Guarantor.

                 (a) Except as otherwise provided in subsection (d) below, Original Borrower shall deliver to Lender, on or within three (3) Business Days after the date hereof, a loan history for each item of chattel paper included as part of the Auto Paper Portfolio and all documents, items and information, including without limitation books and records, in Original Borrower's possession relating to the Purchased Collateral. In the event any of the Borrowers or Guarantor locates any of the missing instruments listed on Exhibit "F", such instruments will be promptly delivered to Lender.

                 (b) Borrowers and Guarantor shall promptly forward to Lender all written notices received by any of them after the date hereof with respect to the Purchased Collateral. All funds and documents received after the date hereof by Original Borrower in connection with the Purchased Collateral shall immediately be turned over to Lender without recourse or warranty and, pending such payment or delivery, Original Borrower shall hold the same in trust for Lender. Lender may endorse any checks payable to the order of Original Borrower with respect to the Purchased Collateral. All funds on deposit in the blocked branch accounts representing collections with respect to the Purchased Collateral shall be promptly wire transferred to the Dominion Account. Original Borrower acknowledges and agrees that from and after the date hereof Original Borrower has no interest in any funds in the Dominion Account or any blocked branch accounts, all of which blocked branch accounts shall either be transferred into the name of Lender or terminated.

                 (c) Upon request by Lender, Original Borrower shall execute letters prepared by Lender and addressed to account debtors giving them written notice of the transfer of the Auto Paper Portfolio to Lender.

                 (d) To the extent requested by Lender and for such period of time as may be designated by Lender (but in any event not to exceed ninety (90) days), Original Borrower shall assist Lender in the servicing of the Auto Paper Portfolio pursuant to the terms of a servicing agreement executed contemporaneously herewith.

         8. Power of Attorney. Original Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full revocable power and authority in the name of Original Borrower or in its own name, to take any and all action and to execute any and all documents or instruments which Lender at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Original Borrower hereby gives Lender the power and right on behalf of Original Borrower and in its own name to do any of the following, without notice to or the consent of Original Borrower:

                 (a) To demand, sue for, collect or receive in the name of Original Borrower or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Purchased Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Purchased Collateral or any policy of insurance;

                 (b) To notify post office authorities to change the address for delivery of mail of Original Borrower to an address designated by Lender and to receive, open and dispose of mail addressed to Original Borrower; provided that Lender shall refrain from so notifying postal authorities for a period not to exceed ninety
         (90) days after the date hereof if during such period Original Borrower opens all of its mail in the presence and with the participation of a designated representative of Lender and turns over to Lender all such mail relating to the Purchased Collateral.

                 (c) To direct account debtors and any other parties liable for payment under any of the Purchased Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct;

                 (d) To receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Purchased Collateral;

                 (e) To sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, certificates of title and applications for certificates of title, assignments, proxies, stock powers, verifications, and notices in connection with chattel paper and other documents relating to the Purchased Collateral;

                 (f) To commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction with respect to the Purchased Collateral;

                 (g) To collect the Purchased Collateral or any part thereof and to enforce any other right in respect of any Purchased Collateral;

                 (h) To defend any suit, action or proceeding brought against Original Borrower with respect to any Purchased Collateral;

                 (i) To settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and

                 (j) To insure, and to make, settle, compromise or adjust claims under any insurance policy covering, any of the Purchased Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact, except acts or omissions resulting from its willful misconduct.

         9. Brokerage Commissions. Each Party represents to the other Parties that no broker has been involved in this transaction. It is agreed that if any claim for a brokerage commission, fee or other compensation is ever made against any Party to this Agreement in connection with this transaction, such claim shall be handled and paid by the Party whose actions or alleged commitments form the basis of such claim, and the Party whose actions or alleged commitments formed the basis of such claim shall indemnify and hold harmless the other Party against whom the claim is made from and against any and all such claim or demand with respect to any such brokerage commission, fee or other compensation asserted by any person, firm or corporation in connection with this Agreement or the transactions contemplated hereby.

         10. Limited Assumption of Seller's Liabilities. Lender is not and shall not to be construed or deemed to be a successor of Original Borrower, it being understood and agreed that Lender is acquiring the Purchased Collateral subject and subordinate only to the terms of this Agreement and the Loan Documents, and it is further understood and agreed that Lender has not and does not hereby assume or agree to assume any liability whatsoever of Original Borrower nor does Lender assume or agree to assume any obligation of Original Borrower under any contract, lease, agreement, indenture or any other document to which Original Borrower is a party, by which Original Borrower is or may be bound or which in any manner affects the Purchased Collateral, or any part thereof, except as otherwise expressly agreed to by Lender in this Agreement or the Transfer Documents.

         11. No Partnership or Joint Venture. None of the Lender, the Borrowers nor the Guarantor intends hereby to create a partnership, either general or limited, or a joint venture, and neither this Agreement nor the manner in which title to the Purchased Collateral, or any part thereof, is held or conveyed shall cause Lender, to be partners, either general or limited, or joint venturers with any of the Borrowers or Guarantor.

         12. Survival of Terms. The terms and provisions hereof shall survive the execution and delivery of this Agreement and the Transfer Documents and shall remain in full force and effect thereafter unless otherwise specified herein.

         13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

         14. Entire Agreement. This Agreement and the Transfer Documents embody the entire agreement between the Parties relative to the subject matter hereof, and there are no oral or parol agreements existing between Borrowers, Guarantor or Lender, or any combination thereof, relative to the subject matter hereof which are not expressly set forth herein and in the Transfer Documents and covered hereby and thereby.

         15. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

         16. Interpretation. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa.

         17. Notices. All notices or other communications required or permitted to be given pursuant to the Loan Documents or hereto shall be in writing and shall be deemed served and given at the time of (i) deposit in a depository receptacle under the care and custody of the United States Postal Service, properly addressed to the designated address of the addressee as set forth below, postage prepaid, registered or certified mail with return receipt requested, (ii) delivery to the designated address of the addressee set forth below by a third party commercial delivery service or (iii) receipt at the facsimile receiving facility of the addressee if transmitted by facsimile. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notices, the addresses and facsimile numbers of the Parties shall be as follows:


         If to Lender:               Hibernia National Bank
                                     313 Carondelet, 1th Floor
                                     New Orleans, LA  70130
                                     Attention:  Mike Lacy
                                     Facsimile:  504/533-5817

         If to Original Borrower:    Search Funding II, Inc.
                                     600 North Pearl Street
                                     Suite 2500, L.B. 123
                                     Dallas, Texas  75201-2899
                                     Attention:  Robert D. Idzi
                                     Facsimile:  214/965-6098

         If to any of the            c/o Search Financial Services Holding
         Additional Borrowers:       Company
                                     600 North Pearl Street
                                     Suite 2500, L.B. 123
                                     Dallas, Texas  75201-2899
                                     Attention:  Robert D. Idzi
                                     Facsimile:  214/965-6098

         If to Guarantor:            Search Financial Services, Inc.
                                     600 North Pearl Street
                                     Suite 2500, L.B. 123
                                     Dallas, Texas  75201-2899
                                     Attention:  Robert D. Idzi
                                     Facsimile:  214/965-6098

Any Party shall have the right to change its address and facsimile numbers for notice hereunder and under the other Loan Documents to any other location within the continental United States by notice to the other Parties of such new address at least thirty (30) days prior to the effective date of such new address.

         18. Expenses. Except as otherwise specifically provided herein, each Party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same agreement. Any signature page to any such counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto, except having attached to it such additional signature pages. It shall not be necessary that the signature of, or on behalf of, each Party, or that the signature of all Parties required to bind any Party, appear on each counterpart. It also shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the Parties hereto.

         20. Additional Acts. Except as otherwise provided herein, in addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Original Borrower, Additional Borrowers, Guarantor or Lender, Original Borrower, Additional Borrowers and Guarantor hereby agree to perform, execute and/or deliver, or cause to be performed, executed and/or delivered, as of the date hereof, any and all such further acts, deeds and assurances as Lender or other third party may reasonably require to (a) evidence and vest in Lender the ownership of and indefeasible title to the Purchased Collateral, and (b) consummate the transactions contemplated hereunder.

         21. Applicable Law. THIS AGREEMENT AND ALL THE EXHIBITS HERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         22. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         23.     Time of Essence. Time is of the essence of this Agreement.

         24. Attorneys' Fees. Should any Party employ an attorney or attorneys to enforce any of the provisions hereof, or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach of this Agreement, the non-prevailing Party in any action pursued in courts of competent jurisdiction (the finality of which is not legally contested) agrees to pay to the prevailing Party all reasonable costs, damages and expenses, including specifically, but without implied limitation, attorneys' fees, expended or incurred by the prevailing Party in connection therewith.

         25. Advice of Counsel. As a part of the consideration for this Agreement and prior to the execution and delivery hereof, each Party hereto has fully informed itself of the terms, conditions and effects of this Agreement and the Transfer, and, to the extent the Parties hereto desire to do so, each Party has had this Agreement and the documents to be executed and delivered pursuant to this Agreement reviewed by an attorney or attorneys of its choice and fully understands the effect hereof, including specifically, but without implied limitation, all federal income tax consequences of the consummation of the transactions contemplated hereby. No promise or representation of any kind has been made by Lender to any of the Borrowers or Guarantor, or anyone acting on any of their behalf, except as expressly stated in this Agreement, and the Borrowers and Guarantor jointly and severally agree and represent that they are executing this Agreement of their own free will in reliance on their own judgment and the advice of their counsel and without threat or duress.

         26. RELEASE. THE BORROWERS AND THE GUARANTOR HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OF NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR RESPECTIVE LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. THE BORROWERS AND THE GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE BORROWERS OR THE GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING WITHOUT LIMITATION ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OF RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR RELATED DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

         27. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWERS, THE GUARANTOR AND THE LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT OR RELATED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.




         [Remainder of page intentionally left blank]

         EXECUTED as of the date first above written.

                                        LENDER:

                                        HIBERNIA NATIONAL BANK,
                                        a national banking association


                                        By:          /s/ Gerald F. Pavlas
                                             -----------------------------------
                                             Gerald F. Pavlas
                                             Executive Vice President


                                        ORIGINAL BORROWER:

                                        SEARCH FUNDING II, INC.,
                                        a Texas corporation


                                        By:          /s/ Robert D. Idzi
                                             -----------------------------------
                                             Robert D. Idzi
                                             President

                               ADDITIONAL BORROWERS :

                               SEARCH FINANCIAL SERVICES HOLDING
                                  COMPANY, a Texas corporation
                               SEARCH FINANCIAL SERVICES OF FLORIDA,
                                  INC., a Texas corporation
                               SEARCH FINANCIAL SERVICES OF GEORGIA,
                                  INC., a Texas corporation
                               SEARCH FINANCIAL SERVICES OF
                                  LOUISIANA, INC., a Louisiana corporation
                               SEARCH FINANCIAL SERVICES OF
                                  OKLAHOMA, INC., a Texas corporation
                               SEARCH FINANCIAL SERVICES OF
                                  PUERTO RICO, INC., a Puerto Rico corporation
                               SEARCH FINANCIAL SERVICES OF
                                  TENNESSEE, INC., a Texas corporation
                               SEARCH FINANCIAL SERVICES OF TEXAS,
                                  INC., a Texas corporation


                               By:                 /s/ Robert D. Idzi
                                        ----------------------------------------
                                        Robert D. Idzi
                                        President



                               GUARANTOR:

                               SEARCH FINANCIAL SERVICES INC.,
                               a Delaware corporation


                               By:                 /s/ Robert D. Idzi
                                        ----------------------------------------
                                        Robert D. Idzi
                                        Senior Executive Vice President and
                                        Chief Financial Officer

                             SCHEDULE OF EXHIBITS:




Exhibit "A"                       Bill of Sale
Exhibit "B"                       Auto Paper Portfolio
Exhibit "C"                       Excluded Collateral
Exhibit "D"                       First Amendment
Exhibit "E"                       Amended Note
Exhibit "F"                       Undelivered Instruments